UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21969
The Gabelli Global Deal Fund

(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: December 31, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
     The Report to Shareholders is attached herewith.

The Gabelli Global Deal Fund
Annual Report
December 31, 2010
To Our Shareholders,

Mario J. Gabelli, CFA

     The Sarbanes-Oxley Act requires a fund’s principal executive and financial officers to certify the entire contents of the semi-annual and annual shareholder reports in a filing with the Securities and Exchange Commission (“SEC”) on Form N-CSR. This certification would cover the portfolio manager’s commentary and subjective opinions if they are attached to or a part of the financial statements. Many of these comments and opinions would be difficult or impossible to certify.
     Because we do not want our portfolio manager to eliminate his opinions and/or restrict his commentary to historical facts, we have separated his commentary from the financial statements and investment portfolio and have sent it to you separately. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.
     Enclosed are the audited financial statements including the investment portfolio as of December 31, 2010.
Investment Performance
     For the year ended December 31, 2010, The Gabelli Global Deal Fund’s (the “Fund”) net asset value (“NAV”) total return was 3.1% and the total return for the Fund’s publicly traded shares was 1.7%, compared with a gain of 0.1% for the 3 Month U.S. Treasury Bill Index.
     On December 31, 2010, the Fund’s NAV per share was $15.02, while the price of the Fund’s publicly traded shares closed at $13.37 on the New York Stock Exchange (“NYSE”).
Sincerely yours,
Bruce N. Alpert
President
February 25, 2011
Comparative Results
Average Annual Returns through December 31, 2010 (a) (Unaudited)

				Since
				Inception
	Quarter	1 Year	3 Year	(01/31/07)
Gabelli Global Deal Fund
NAV Total Return (b)	0.72%	3.07%	1.55%	2.04%
Investment Total Return (c)	(1.23)	1.72	3.80	(1.15)
3 Month U.S. Treasury Bill Index	0.03	0.12	0.82	1.77

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The 3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into the outstanding Treasury Bill that matures closest to, but not beyond three months from the re-balancing date. To qualify for selection, an issue must have settled on or before the re-balancing (month end) date. Dividends are considered reinvested except for the 3 Month U.S. Treasury Bill Index. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $19.06.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Since inception return is based on an initial offering price of $20.00.

THE GABELLI GLOBAL DEAL FUND
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of December 31, 2010:

U.S. Government Obligations	27.6%
Health Care	13.1%
Energy and Utilities	8.5%
Computer Software and Services	8.5%
Machinery	7.9%
Electronics	6.3%
Consumer Products and Services	5.7%
Communications Equipment	3.6%
Computer Hardware	3.2%
Diversified Industrial	2.8%
Telecommunications	2.0%
Retail	1.8%
Financial Services	1.6%
Specialty Chemicals	1.3%
Wireless Communications	1.2%
Cable and Satellite	1.0%
Media	1.0%
Business Services	0.9%
Entertainment	0.7%
Food and Beverage	0.7%
Aviation: Parts and Services	0.2%
Metals and Mining	0.1%
Aerospace	0.1%
Aerospace and Defense	0.1%
Equipment and Supplies	0.1%
Transportation	0.0%
Semiconductors	0.0%
Hotels and Gaming	0.0%
Real Estate	0.0%
Materials	0.0%
Educational Services	0.0%
Publishing	0.0%

100.0%

     The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended September 30, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; and (iii) visiting the SEC’s website at www.sec.gov.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS — 71.3%
	Aerospace and Defense — 0.1%
78,000	The Allied Defense Group Inc.†	$548,920	$261,300
300	Todd Shipyards Corp.	6,729	6,717

		555,649	268,017

	Aviation: Parts and Services — 0.2%
15,000	Ladish Co. Inc.†	706,661	729,150

	Business Services — 0.9%
8,000	Acxiom Corp.†	97,703	137,200
90,000	Clear Channel Outdoor Holdings Inc., Cl. A†	631,561	1,263,600
70,000	Diebold Inc.	2,576,915	2,243,500
12,000	GTSI Corp.†	56,890	56,400

		3,363,069	3,700,700

	Cable and Satellite — 1.0%
75,000	British Sky Broadcasting Group plc	815,794	860,617
400,000	Mediacom Communications Corp., Cl. A†	3,390,403	3,384,000

		4,206,197	4,244,617

	Communications Equipment — 3.6%
250,000	Applied Signal Technology Inc.	9,449,870	9,472,500
174,505	CommScope Inc.†	5,461,168	5,448,046
4,000	CPI International Inc.†	77,195	77,400

		14,988,233	14,997,946

	Computer Hardware — 2.3%
270,000	Compellent Technologies Inc.†	7,487,818	7,449,300
214,000	LaserCard Corp.†	1,332,952	1,335,360
10,500	SanDisk Corp.†	97,687	523,530
10,000	Seagate Technology plc†	143,485	150,300
3,000	Voltaire Ltd.†	25,980	25,950

		9,087,922	9,484,440

	Computer Software and Services — 8.5%
2,100,000	Art Technology Group Inc.†	12,540,829	12,558,000
16,000	Hypercom Corp.†	115,971	133,920
440,000	McAfee Inc.†	20,741,328	20,376,400
15,000	Mentor Graphics Corp.†	104,941	180,000
5,000	Novell Inc.†	29,685	29,600
21,600	Soapstone Networks Inc.	8,730	194
100,000	Yahoo! Inc.†	2,250,321	1,663,000

		35,791,805	34,941,114

	Consumer Products and Services — 5.7%
550,000	Alberto-Culver Co.	20,565,913	20,372,000
39,000	Avon Products Inc.	1,177,093	1,133,340
500	Fortune Brands Inc.	30,525	30,125
29,000	Harman International Industries Inc.†	1,074,759	1,342,700
8,000	Heelys Inc.†	20,860	24,320
500	Pre-Paid Legal Services Inc.†	29,960	30,125
55,000	Rock of Ages Corp.†	286,231	287,650

		23,185,341	23,220,260

	Diversified Industrial — 2.8%
120,100	Cardo AB	7,344,774	7,473,159
415,000	Myers Industries Inc.	8,739,355	4,042,100

		16,084,129	11,515,259

	Educational Services — 0.0%
7,000	Corinthian Colleges Inc.†	35,735	36,470

	Electronics — 6.3%
211,700	Alliance Semiconductor Corp.	1,041,598	48,691
105,000	Bel Fuse Inc., Cl. A	3,194,372	2,678,025
128,100	Dionex Corp.†	15,111,965	15,117,081
15,000	International Rectifier Corp.†	203,078	445,350
460,000	L-1 Identity Solutions Inc.†	5,388,135	5,478,600
196,800	Nu Horizons Electronics Corp.†	1,367,487	1,371,696
67,000	Zygo Corp.†	595,506	819,410

		26,902,141	25,958,853

	Energy and Utilities — 8.4%
190,000	Allegheny Energy Inc.	4,262,108	4,605,600
40,000	Allis-Chalmers Energy Inc.†	165,083	283,600
249,200	Atlas Energy Inc.†	10,770,344	10,957,324
30,000	Constellation Energy Group Inc.	699,778	918,900
2,000	Covanta Holding Corp.	33,260	34,380
420,000	Dragon Oil plc†	2,581,087	3,522,918
70,000	Dynegy Inc.†	321,650	393,400
261,000	Endesa SA	10,973,813	6,729,645
2,500	EXCO Resources Inc.	49,240	48,550
60,000	Nicor Inc.	2,985,982	2,995,200
60,000	NorthWestern Corp.	1,645,895	1,729,800
100,000	NRG Energy Inc.†	2,355,635	1,954,000
1,000	Origin Energy Ltd.	15,738	17,040
23,885	SandRidge Energy Inc.†	158,702	174,838
5,000	T-3 Energy Services Inc.†	158,719	199,150
500	Western Coal Corp.†	5,084	6,185
100,000	WesternZagros Resources Ltd.†	303,795	47,772

		37,485,913	34,618,302

	Entertainment — 0.7%
250,000	Take-Two Interactive Software Inc.†	3,840,655	3,060,000

	Equipment and Supplies — 0.1%
5,000	Draka Holding NV†	126,175	127,617
1,000	The Middleby Corp.†	23,710	84,420

		149,885	212,037

	Financial Services — 1.6%
2,000	CNA Surety Corp.†	47,010	47,360
4,100	First Mercury Financial Corp.	67,101	67,240
222,214	Marshall & Ilsley Corp.	1,506,400	1,537,721
1,100	Mercer Insurance Group Inc.	30,712	30,789
205,000	SLM Corp.†	3,353,458	2,580,950
39,645	The Student Loan Corp.	1,186,450	1,286,084
623	Wesco Financial Corp.	224,288	229,520
150,000	Wilmington Trust Corp.	635,667	651,000

		7,051,086	6,430,664

	Food and Beverage — 0.7%
175,000	China Huiyuan Juice Group Ltd.	171,825	120,452
70,000	Del Monte Foods Co.	1,317,250	1,316,000
1,000	Reddy Ice Holdings Inc.†	5,181	2,750
40,000	Wimm-Bill-Dann Foods OJSC, ADR†	1,274,801	1,318,800

		2,769,057	2,758,002

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care — 13.1%
500	Actelion Ltd.†	$25,874	$27,380
41,000	Alcon Inc.	6,458,046	6,699,400
16,000	ArthroCare Corp.†	138,864	496,960
14,000	Beckman Coulter Inc.	1,018,690	1,053,220
2,400	Biogen Idec Inc.†	126,113	160,920
385,500	BMP Sunstone Corp.†	3,796,296	3,820,305
50,000	Crucell NV†	1,600,097	1,576,844
108,400	Crucell NV, ADR†	2,660,075	3,391,836
2,000	Enzon Pharmaceuticals Inc.†	17,870	24,340
15,500	Eurand NV†	182,554	183,365
58,000	Genzyme Corp.†	4,116,790	4,129,600
44,500	Indevus Pharmaceuticals Inc., Escrow† (a)	0	48,950
1,300,000	King Pharmaceuticals Inc.†	18,449,700	18,265,000
7,000	Life Technologies Corp.†	242,925	388,500
36,000	Martek Biosciences Corp.†	1,133,059	1,126,800
70,000	Matrixx Initiatives Inc.†	559,391	592,200
690,200	Q-Med AB	7,577,465	7,824,931
33,000	Talecris Biotherapeutics Holdings Corp.†	690,147	768,900
20,000	Trimeris Inc.†	71,450	49,400
212,000	WuXi PharmaTech (Cayman) Inc., ADR†	3,957,878	3,421,680

		52,823,284	54,050,531

	Hotels and Gaming — 0.0%
5,000	MGM Resorts International†	13,100	74,250

	Machinery — 7.9%
280,000	Baldor Electric Co.	17,722,265	17,651,200
153,000	Bucyrus International Inc.	13,714,175	13,678,200
39,000	Sauer-Danfoss Inc.†	517,725	1,101,750

		31,954,165	32,431,150

	Materials — 0.0%
6,000	CIMPOR — Cimentos de Portugal SGPS SA	45,956	40,651

	Media — 1.0%
65,000	APN News & Media Ltd.	305,431	128,642
115,000	Cablevision Systems Corp., Cl. A	2,142,567	3,891,600

		2,447,998	4,020,242

	Metals and Mining — 0.1%
28,000	Camino Minerals Corp.†	5,242	13,799
20,000	Forsys Metals Corp.†	99,402	60,947
5,000	Lonmin plc†	73,737	153,259
5,000	Potash One Inc.†	22,425	22,679
3,000	Ventana Gold Corp.†	39,812	40,008
9,000	Xstrata plc	53,675	211,249

		294,293	501,941

	Publishing — 0.0%
136,000	SCMP Group Ltd.	48,079	27,645

	Real Estate — 0.0%
5,000	ECO Business-Immobilien AG†	39,976	45,715

	Retail — 1.8%
104,000	Casey’s General Stores Inc.	3,967,461	4,421,040
21,000	Dollar Thrifty Automotive Group Inc.†	910,585	992,460
4,000	J. Crew Group Inc.†	174,380	172,560
12,900	Jo-Ann Stores Inc.†	777,100	776,838
44,000	Massmart Holdings Ltd.	924,580	979,856
2,000	Regis Corp.	37,316	33,200

		6,791,422	7,375,954

	Semiconductors — 0.0%
2,500	LTX-Credence Corp.†	18,894	18,500
10,000	Verigy Ltd.†	129,521	130,200

		148,415	148,700

	Specialty Chemicals — 1.3%
5,200	A. Schulman Inc.	135,824	119,028
30,000	Airgas Inc.	1,874,974	1,873,800
34,000	Ashland Inc.	462,010	1,729,240
10,700	Potash Corp. of Saskatchewan Inc.	1,525,101	1,656,681

		3,997,909	5,378,749

	Telecommunications — 2.0%
700,000	Asia Satellite Telecommunications Holdings Ltd.	1,556,319	1,215,778
40,000	BCE Inc.	811,834	1,418,400
218,700	Fastweb SpA†	5,065,216	5,234,211
30,000	Portugal Telecom SGPS SA	269,872	335,948

		7,703,241	8,204,337

	Transportation — 0.0%
5,000	AirTran Holdings Inc.†	36,975	36,950
7,100	Dynamex Inc.†	149,714	175,796

		186,689	212,746

	Wireless Communications — 1.2%
160,000	Syniverse Holdings Inc.†	4,915,138	4,936,000

	TOTAL COMMON STOCKS	297,613,143	293,624,442

	RIGHTS — 0.0%
	Health Care — 0.0%
6,000	Fresenius Kabi Pharmaceuticals Holding Inc., CVR†	1	241

	WARRANTS — 0.0%
	Metals and Mining — 0.0%
220	Kinross Gold Corp., Cl. D, expire 09/17/14†	1,048	1,038

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 1.0%
	Aerospace — 0.1%
$500,000	GenCorp Inc., Sub. Deb. Cv., 4.063%, 12/31/39	385,999	471,250

	Computer Hardware — 0.9%
4,000,000	SanDisk Corp., Cv., 1.000%, 05/15/13	3,551,563	3,870,000

	TOTAL CONVERTIBLE CORPORATE BONDS	3,937,562	4,341,250

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2010

Principal			Market
Amount		Cost	Value
	CORPORATE BONDS — 0.1%
	Diversified Industrial — 0.0%
$150,000	Park-Ohio Industries Inc., Sub. Deb., 8.375%, 11/15/14	$83,919	$153,000

	Energy and Utilities — 0.1%
600,000	Texas Competitive Electric Holdings Co. LLC, Ser. B (STEP), 10.250%, 11/01/15	394,464	339,000

	TOTAL CORPORATE BONDS	478,383	492,000

	U.S. GOVERNMENT OBLIGATIONS — 27.6%
113,588,000	U.S. Treasury Bills, 0.105% to 0.210%††, 01/27/11 to 06/09/11	113,523,802	113,540,283

TOTAL INVESTMENTS — 100.0%		$415,553,939	411,999,254

				Unrealized
			Settlement	Appreciation/
			Date	Depreciation
		FORWARD FOREIGN EXCHANGE CONTRACTS
3,600,000	(b)	Deliver Euros in exchange for United States Dollar 4,810,486(c)	01/27/11	(96,106)

Notional		Termination
Amount		Date
	EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS
$267,269
(100,000 Shares)	Gulf Keystone Petroleum Ltd.	06/27/11	(4,684)
5,846
(1,000 Shares)	J Sainsbury plc	06/27/11	19

	TOTAL EQUITY CONTRACT FOR DIFFERENCE SWAP AGREEMENTS		(4,665)

Market
Value
Other Assets and Liabilities (Net)	2,094,580

PREFERRED STOCK
(1,920,242 preferred shares outstanding)	(96,012,100)

NET ASSETS — COMMON SHARES
(21,167,710 common shares outstanding)	$317,980,963

NET ASSET VALUE PER COMMON SHARE
($317,980,963 ÷ 21,167,710 shares outstanding)	$15.02

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2010, the market value of the fair valued security amounted to $48,950 or 0.01% of total investments.

(b)	Principal amount denoted in Euros.

(c)	At December 31, 2010, the Fund has entered into forward foreign exchange contracts with Bank of New York Mellon.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

CVR	Contingent Value Right

OJSC	Open Joint Stock Company

STEP	Step coupon bond. The rate disclosed is that in effect at December 31, 2010.

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	87.4%	$360,023,926
Europe	10.3	42,411,117
Africa/Middle East	0.9	3,522,917
Latin America	0.8	3,421,680
Asia/Pacific	0.4	1,639,758
South Africa.	0.2	979,856

Total Investments	100.0%	$411,999,254

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2010

Assets:
Investments, at value (cost $415,553,939)	$411,999,254
Foreign currency, at value (cost $1,623,207)	1,634,316
Cash	2,519,513
Receivable for investments sold	8,404,844
Dividends and interest receivable	457,774
Unrealized appreciation on swap contracts	19
Deferred offering expense	653,103
Prepaid expense	11,181

Total Assets	425,680,004

Liabilities:
Payable for investments purchased	7,679,986
Payable for Fund shares repurchased	134,536
Distributions payable	113,348
Payable for investment advisory fees	3,495,773
Payable for payroll expenses	31,152
Payable for accounting fees	7,500
Unrealized depreciation on forward foreign exchange contracts	96,106
Unrealized depreciation on swap contracts	4,684
Series A 8.50% Cumulative Preferred Shares, callable and mandatory redemption 02/26/16 (See Notes 2 and 5)	96,012,100
Other accrued expenses	123,856

Total Liabilities	107,699,041

Net Assets Attributable to Common Shareholders	$317,980,963

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$323,208,863
Accumulated net investment loss	(40,486)
Accumulated net realized loss on investments, swap contracts, securities sold short, and foreign currency transactions	(1,872,777)
Net unrealized depreciation on investments	(3,554,685)
Net unrealized depreciation on swap contracts	(4,665)
Net unrealized appreciation on foreign currency translations	244,713

Net Assets	$317,980,963

Net Asset Value per Common Share:
($317,980,963 ÷ 21,167,710 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$15.02

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes of $121,842)	$1,874,555
Interest	705,701

Total Investment Income	2,580,256

Expenses:
Investment advisory fees	5,429,857
Interest expense on preferred shares	8,183,698
Payroll expenses	137,385
Shareholder communications expenses	132,074
Amortization of offering costs on preferred shares	100,645
Trustees’ fees	96,478
Legal and audit fees	80,970
Accounting fees	45,000
Custodian fees	41,505
Shareholder services fees	14,451
Dividends on securities sold short	1,463
Miscellaneous expenses	86,844

Total Expenses	14,350,370

Less:
Advisory fee reduction on unsupervised assets (See Note 3)	(384)

Net Expenses	14,349,986

Net Investment Loss	(11,769,730)

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency:
Net realized gain on investments	12,742,351
Net realized gain on swap contracts	1,180,410
Net realized loss on securities sold short	(47,910)
Net realized gain on foreign currency transactions	350,904

Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	14,225,755

Net change in unrealized appreciation/depreciation:
on investments	7,066,435
on swap contracts	(40,493)
on foreign currency translations	244,398

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	7,270,340

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, Securities Sold Short, and Foreign Currency	21,496,095

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$9,726,365

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Operations:
Net investment loss	$(11,769,730)	$(11,427,327)
Net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions	14,225,755	3,131,336
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	7,270,340	27,739,123

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	9,726,365	19,443,132

Distributions to Common Shareholders:
Net realized short-term gain	(563,444)	—
Return of capital	(26,544,152)	(27,128,321)

Total Distributions to Common Shareholders	(27,107,596)	(27,128,321)

Fund Share Transactions:
Net decrease from repurchase of common shares	(134,536)	(485,000)
Recapture of gain on sale of Fund shares by an affiliate (See Note 3)	10,388	—

Net Decrease in Net Assets from Fund Share Transactions	(124,148)	(485,000)

Net Decrease in Net Assets Attributable to Common Shareholders	(17,505,379)	(8,170,189)

Net Assets Attributable to Common Shareholders:
Beginning of period	335,486,342	343,656,531

End of period (including undistributed net investment income of $0 and $0, respectively)	$317,980,963	$335,486,342

STATEMENT OF CASH FLOWS
For the Year Ended December 31, 2010

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$9,726,365

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:
Purchase of investment securities	(930,032,945)
Proceeds from sales of investment securities	835,105,830
Net sales of short-term investment securities	143,258,073
Net realized gain on investments	(12,742,351)
Net realized loss on securities sold short	47,910
Net change in unrealized appreciation/depreciation on investments and swap contracts	(7,025,942)
Net amortization of premium/(discount)	(533,723)
Increase in payable in unrealized appreciation on forward foreign exchange contracts	96,106
Increase in receivable for investments sold	(8,351,963)
Increase in payable for investments purchased	2,453,337
Increase in dividends and interest receivable	(302,415)
Decrease in deferred offering expense	74,523
Decrease in prepaid expense	1,218
Decrease in payable for investment advisory fees	(2,557,721)
Increase in payable for payroll expenses	5,843
Decrease in payable for accounting fees	(3,750)
Decrease in other accrued expenses	(1,627)

Net cash used in operating activities	29,216,768

Cash Flows from Financing Activities:
Increase in distributions payable	22,670
Distributions to Common Shareholders	(27,107,596)
Increase in payable for Fund shares repurchased	134,536
Decrease from Fund share transactions	(124,148)

Net cash from financing activities	(27,074,538)

Net increase in cash	2,142,230

Cash (including foreign currency):
Beginning of period	2,011,599

End of period	$4,153,829

See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,					Period Ended
	2010		2009		2008	December 31, 2007 (f)
Operating Performance:
Net asset value, beginning of period	$15.84		$16.20		$18.50	$19.06	(g)

Net investment income/(loss)	(0.56)		(0.54)		0.18	0.37
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, and foreign currency transactions	1.02		1.46		(0.89)	0.27

Total from investment operations	0.46		0.92		(0.71)	0.64

Distributions to Common Shareholders:
Net investment income	—		—		(0.18)	(0.30)
Net realized gain	(0.03)		—		(0.43)	(0.90)
Return of capital	(1.25)		(1.28)		(0.99)	—

Total distributions to common shareholders	(1.28)		(1.28)		(1.60)	(1.20)

Common Share Transactions:
Increase in net asset value from common share transactions	—		—		0.01	0.00	(e)
Decrease in net asset value from repurchase of common shares	(0.00	)(e)	(0.00	)(e)	—	—
Recapture of gain on sale of Fund shares by an affiliate	0.00	(e)	—		—	—

Total fund share transactions	0.00	(e)	0.00	(e)	0.01	0.00	(e)

Net Asset Value, End of Period	$15.02		$15.84		$16.20	$18.50

NAV total return †	3.07%		5.90%		(4.06)%	3.35	%**

Market value, end of period	$13.37		$14.41		$13.14	$15.96

Investment total return ††	1.72%		20.03%		(8.39)%	(14.55)	%***

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$413,993		$431,498		—	—
Net assets attributable to common shares, end of period (in 000’s)	$317,981		$335,486		$343,657	$394,017
Ratio of net investment income to average net assets attributable to common shares including interest and offering costs	(3.60)%		(3.35)%		1.02%	2.12	%(h)
Ratio of operating expenses including interest and offering costs to average net assets attributable to common shares (a)(b)	4.39%		4.67%		0.67%	0.64	%(h)
Ratio of operating expenses excluding interest and offering costs to average net assets attributable to common shares	1.89	%*	2.53%		0.65%	0.62	%(h)
Portfolio turnover rate	365%		371%		334%	177	%†††
Preferred Stock:
8.500% Series A Cumulative Preferred Shares (c)
Liquidation value, end of period (in 000’s)	$96,012		$96,012		—	—
Total shares outstanding (in 000’s)	1,920		1,920		—	—
Liquidation preference per share	$50.00		$50.00		—	—
Average market value (d)	$53.05		$53.40		—	—
Asset coverage per share	$215.59		$224.71		—	—
Asset coverage	431%		449%		—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 411%.

*	The ratio includes amortization of offering costs on preferred shares.

**	Based on net asset value per share at commencement of operations of $19.06 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.

***	Based on market value per share at initial public offering of $20.00 per share, adjusted for reinvestments of distributions at prices obtained under the Fund’s dividend reinvestment plan.

(a)	The ratios do not include a reduction for custodian fee credits on cash balances maintained with the custodian (“Custodian Fee Credits”). Including such Custodian Fee Credits, the expense ratios for the year ended December 31, 2008 and the period ended December 31, 2007 would have been 0.66% and 0.63%, respectively. For the year ended December 31, 2010, there were no Custodian Fee Credits and for the year ended December 31, 2009, the effect of Custodian Fee Credits was minimal.

(b)	The Fund incurred interest expense during the years ended December 31, 2010, 2009, and 2008 and the period ended December 31, 2007, interest and offering costs include amounts relating to the 8.50% Series A Preferred Shares issued during these periods.

(c)	Series A Cumulative Preferred Shares were first issued on February 6, 2009.

(d)	Based on weekly prices.

(e)	Amount represents less than $0.005 per share.

(f)	The Gabelli Global Deal Fund commenced investment operations on January 31, 2007.

(g)	The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(h)	Annualized.
See accompanying notes to financial statements.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS
1. Organization. The Gabelli Global Deal Fund (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on October 17, 2006 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Investment operations commenced on January 31, 2007.
     The Fund’s primary investment objective is to achieve absolute returns in various market conditions without excessive risk of capital. The Fund will seek to achieve its objective by investing primarily in merger arbitrage transactions and, to a lesser extent, in corporate reorganizations involving stubs, spin-offs, and liquidations. Under normal market conditions, the Fund will invest at least 80% of its assets in securities or hedging arrangements relating to companies involved in corporate transactions or reorganizations, giving rise to the possibility of realizing gains upon or within relatively short periods of time after the completion of such transactions or reorganizations.
     The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of December 31, 2010 is as follows:

	Valuation Inputs
	Level 1	Level 2	Level 3	Total
	Quoted	Other Significant	Significant	Market Value
	Prices	Observable Inputs	Unobservable Inputs	at 12/31/10
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$54,001,581	—	$48,950	$54,050,531
Other Industries (a)	239,573,911	—	—	239,573,911

Total Common Stocks	293,575,492	—	48,950	293,624,442

Rights (a)	241	—	—	241
Warrants (a)	1,038	—	—	1,038
Convertible Corporate Bonds	—	$4,341,250	—	4,341,250
Corporate Bonds	—	492,000	—	492,000
U.S. Government Obligations	—	113,540,283	—	113,540,283

TOTAL INVESTMENTS IN SECURITIES — ASSETS	$293,576,771	$118,373,533	$48,950	$411,999,254

OTHER FINANCIAL INSTRUMENTS:
ASSETS (Unrealized Appreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$19	$—	$19
LIABILITIES (Unrealized Depreciation): *
EQUITY CONTRACT
Contract for Difference Swap Agreement	$—	$(4,684)	$—	$(4,684)
FOREIGN CURRENCY EXCHANGE CONTRACT
Forward Foreign Exchange Contract	—	(96,106)	—	(96,106)

TOTAL OTHER FINANCIAL INSTRUMENTS	$—	$(100,771)	$—	$(100,771)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/ depreciation of the instrument.
     The Fund did not have significant transfers between Level 1 and Level 2 during the year ended December 31, 2010.
     The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

									Net change
									in unrealized
									appreciation/
									depreciation
				Change in					during the
	Balance	Accrued	Realized	unrealized	Net	Transfers	Transfers	Balance	period on Level 3
	as of	discounts/	gain/	appreciation/	purchases/	into	out of	as of	investments held
	12/31/09	(premiums)	(loss)	depreciation†	(sales)	Level 3††	Level 3††	12/31/10	at 12/31/10†

INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Health Care	$48,950	$—	$—	$—	$—	$—	$—	$48,950	$—

TOTAL INVESTMENTS IN SECURITIES	$48,950	$—	$—	$—	$—	$—	$—	$48,950	$—

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.
     In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact of the additional disclosure requirements on the Fund’s financial statements.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     Merger Arbitrage Risk. The principal risk associated with the Fund’s investment strategy is that certain of the proposed reorganizations in which the Fund invests may involve a longer time frame than originally contemplated or be renegotiated or terminated, in which case losses may be realized. The Fund invests all or a portion of its assets to seek short-term capital appreciation. This can be expected to increase the portfolio turnover rate and cause increased brokerage commission costs.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at December 31, 2010, if any, are not accounted for as hedging instruments under GAAP.
Swap Agreements. The Fund may enter into equity contract for difference swap transactions for the purpose of increasing the income of the Fund. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.
Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be paid or received on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.
The Fund has entered into equity contract for difference swap agreements with The Goldman Sachs Group, Inc. Details of the swaps at December 31, 2010 are reflected within the Schedule of Investments and further details are as follows:

				Net Unrealized
Notional	Equity Security	Interest Rate/	Termination	Appreciation/
Amount	Received	Equity Security Paid	Date	Depreciation
	Market Value	One month LIBOR plus 90 bps plus
	Appreciation on:	Market Value Depreciation on:
$267,269 (100,000 Shares)	Gulf Keystone Petroleum Ltd.	Gulf Keystone Petroleum Ltd	6/27/11	$(4,684)

5,846 (1,000 Shares)	J Sainsbury plc	J Sainsbury plc	6/27/11	19

				$(4,665)

The Fund’s volume of activity in equity contract for difference swap agreements during the year ended December 31, 2010 had an average monthly notional amount of approximately $1,139,073.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures. The Fund recognizes a realized gain or loss when the contract is closed.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the year ended December 31, 2010, the Fund held no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Forward foreign exchange contracts at December 31, 2010 are reflected within the Schedule of Investments.
Fair Values of Derivative Instruments as of December 31, 2010:
The following table presents the value of derivatives held as of December 31, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities:

Derivative Contracts	Statement of Assets and Liabilities Location	Fair Value

Assets:
Equity Contracts	Assets, Unrealized appreciation
	on swap contracts	$19
Liabilities:
Equity Contracts	Liabilities, Unrealized depreciation
	on swap contracts	(4,684)
Forward Currency Exchange Contracts	Liabilities, Unrealized depreciation
	on forward foreign exchange contracts	(96,106)

Total		$(100,771)

Effect of Derivative Instruments on the Statement of Operations during the Year Ended December 31, 2010:
The following table presents the effect of derivatives on the Statement of Operations during the year ended December 31, 2010, by primary risk exposure:

		Change in Unrealized
		Depreciation on
	Realized Gain on	Derivatives Recognized
Derivative Contracts	Derivatives Recognized in Income	in Income/(Loss)

Equity Contracts	$1,180,410	$(40,493)
Foreign Currency Exchange Contracts	—	(96,106)

Total	$1,180,410	$(136,599)

     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2010, the Fund held no investments in repurchase agreements.
     Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2010, there were no short sales outstanding.
     Series A 8.50% Cumulative Preferred Shares. For financial reporting purposes only, the liquidation value of preferred shares that have a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on these preferred shares are included as a component of “Interest expense” on preferred shares within the Statement of Operations. Offering costs are amortized over the life of the preferred shares.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were neither custodian fee credits earned nor such interest expense incurred during the year ended December 31, 2010.
     Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. See Series A 8.50% Cumulative Preferred Shares above for discussion of GAAP treatment. The distributions on these Preferred Shares are treated as dividends for tax purposes. These differences are also due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of interest expense related to Series A Cumulative Preferred Shares, the tax treatment of currency gains and losses, disallowed expenses related to the offering expense on preferred shares, reclassifications of gains on investments in passive foreign investment companies, a write-off of the net operating loss, recharacterization of distributions, and tax treatment of swap gains/losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2010, reclassifications were made to decrease accumulated net investment loss by $11,915,526 and to decrease accumulated net realized gain on investments, swap contracts, securities sold short, and foreign currency transactions by $11,814,881 with an offsetting adjustment to paid-in capital.
     The Fund declared and paid quarterly distributions from net investment income, capital gains, and paid-in capital. The actual sources of the distribution are determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions were made from current earnings and profits, they are considered ordinary income or long-term capital gains. This may restrict the Fund’s ability to pass through to shareholders all of its net realized long-term capital gains as a Capital Gain Dividend, subject to the maximum federal income tax rate of 15%, and may cause such gains to be treated as ordinary income subject to a maximum federal income tax rate of 35%. Any paid-in capital that is a component of a distribution and is not sourced from realized gains of the Fund should not be considered as yield or total return on an investment from the Fund.
     The tax character of distributions paid during the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Common	Preferred	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$563,444	$8,183,698	$27,128,321	$1,003,972
Return of capital	26,544,152	—	—	6,227,607
			[a] [a]aa[a][a][a][a][a][a][a][a][a][a][a][a]
Total distributions paid	$27,107,596	$8,183,698	$27,128,321	$7,231,579

     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
     As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized depreciation on investments, swap contracts, and foreign currency translations	$(5,097,207)
Post-October capital loss deferral	(21,970)
Other temporary differences*	(108,723)

Total	$(5,227,900)

*	Other temporary differences are primarily due to adjustments on preferred share class distribution payables and adjustments on investments in swap contracts.
     Under the current tax law, capital losses related to securities and foreign currency realized after October 31 and prior to the Fund’s year end may be treated as occurring on the first day of the following year. For the year ended December 31, 2010, the Fund deferred capital losses of $21,970.
     At December 31, 2010, the temporary difference between book basis and tax basis net unrealized depreciation on investments was primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and basis adjustments on investments in partnerships.
The following summarizes the tax cost of investments and the related net unrealized depreciation at December 31, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$417,432,615	$12,583,687	$(18,017,048)	$(5,433,361)
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Adviser has reviewed all open tax years and concluded that there was no

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a base fee, computed weekly and paid monthly, equal on an annual basis to 0.50% of the value of the Fund’s average weekly managed assets. Managed assets consist of all of the assets of the Fund without deduction for borrowings, repurchase transactions, and other leveraging techniques, the liquidation value of any outstanding preferred shares, or other liabilities except for certain ordinary course expenses. In addition, the Fund may pay the Adviser an annual performance fee at a calendar year end if the Fund’s total return on its managed assets during the year exceeds the total return of the 3 Month U.S. Treasury Bill Index (the “T-Bill Index”) during the same period. For every four basis points that the Fund’s total return exceeds the T-Bill Index, the Fund will accrue weekly and pay annually one basis point performance fee up to a maximum performance fee of 150 basis points. Under the performance fee arrangement, the annual rate of the total fees paid to the Adviser can range from 0.50% to 2.00% of the average weekly managed assets. For the year ended December 31, 2010, the Fund accrued a $3,319,400 performance fee to the Adviser. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.
     There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser has transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the year ended December 31, 2010, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities and the Adviser reduced its fee with respect to such securities by $384.
     During the year ended December 31, 2010, the Fund paid brokerage commissions on security trades of $639,498 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the year ended December 31, 2010, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the year ended December 31, 2010, the Fund paid or accrued $137,385 in payroll expenses in the Statement of Operations.
     During the year ended December 31, 2010, the Fund recaptured a gain of $10,388 on the sale of its shares by an affiliate of the Adviser.
     The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 2010, other than short-term securities and U.S. Government obligations, aggregated $916,834,987 and $810,922,992, respectively.
5. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares.
     Transactions in shares of beneficial interest for the years ended December 31, 2010 and December 31, 2009 were as follows:

	Year Ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Amount	Shares	Amount
Shares repurchased	(10,100)	$(134,536)	(33,700)	$(485,000)

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
     The Fund filed a $200 million shelf offering with the SEC that went effective August 6, 2008. The shelf offering gave the Fund the ability to offer preferred shares, notes, or subscription rights to purchase preferred shares.
     At the Fund’s August 20, 2008 Board meeting, the Board approved a Rights Offering for Series A Cumulative Callable Preferred Shares (“Preferred Shares”). One transferable Right was issued for each common share of the Fund held on December 19, 2008, the Record Date. Ten Rights plus $50 was required to purchase one Preferred Share of the Fund. On February 6, 2009, the Fund received $95,532,039 (after solicitation fees of $480,061) from the issuance of 1,920,242 shares of $50 Series A Cumulative Callable Preferred Shares, at $0.001 par value.
     Gabelli & Co. acted as “Dealer Manager” for the Rights Offering. The Dealer Manager provided financial structuring and marketing services in connection with the offering and solicited the exercise of Rights. The Fund agreed to pay a solicitation fee equal to $0.25 per Preferred Share to broker-dealers that had executed and delivered soliciting dealer agreements and had solicited the exercise of Rights. Gabelli & Co. retained $215,385 in solicitation fees related to the Rights Offering.
     The Fund’s Preferred Shares have an annual dividend rate of 8.50%. Distributions are paid quarterly in March, June, September, and December of each year. The Preferred Shares will be subject to mandatory redemption in full on February 16, 2016 at the liquidation preference of $50.00 per share. The Preferred Shares are callable at any time within 30 to 60 days after notice at the liquidation preference plus any accumulated and unpaid dividends. At December 31, 2010, 1,920,242 shares of Series A Cumulative Preferred Shares were outstanding and accrued dividends amounted to $113,348.
     The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $50 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.
     The holders of cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of cumulative Preferred Stock voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and 75% of the Fund’s outstanding voting securities will be required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.
     On November 5, 2010, the Fund filed a $200,000,000 registration statement for a new series of preferred shares to be issued through a rights offering to its existing preferred shareholders. The Prospectus and applicable Prospectus Supplement set forth the terms of the offering; the agents, underwriters, or dealers involved in the sale of shares; the purchase price, fee, commission or discount arrangement between the Fund and its agents and underwriters; and the basis on which such amount may be calculated.
6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

THE GABELLI GLOBAL DEAL FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
7. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the administrative settlement order, the SEC found that the Adviser had willfully violated Section 206(2) of the 1940 Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws and rule. The SEC order also noted the cooperation that the Adviser had given the staff of the SEC during its inquiry. The settlement did not have a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund, and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Adviser and the funds. The court dismissed certain claims and found that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court subsequently dismissed without prejudice the remaining remedy against the officer, which would allow the SEC to appeal the court’s rulings. On October 29, 2010 the SEC filed its appeal with the U.S. Court of Appeals for the Second Circuit regarding the lower court’s orders. The Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Fund or the Adviser or its ability to fulfill its obligations under the Advisory Agreement.
8. Subsequent Events. Effective January 14, 2011, the Fund changed its name to The GDL Fund. The ticker symbol remains the same. The new CUSIP number for the Fund’s common shares is 361570104.
Management has evaluated the impact on the Fund of events occurring subsequent to December 31, 2010, through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI GLOBAL DEAL FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees of The Gabelli Global Deal Fund
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Deal Fund (the “Fund”), as of December 31, 2010, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Deal Fund at December 31, 2010, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.
Philadelphia, Pennsylvania
February 28, 2011

THE GABELLI GLOBAL DEAL FUND
ADDITIONAL FUND INFORMATION (Unaudited)
     The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Deal Fund at One Corporate Center, Rye, NY 10580-1422.

		Number of
	Term of	Funds in Fund
Name, Position(s)	Office and	Complex
Address[1]	Length of	Overseen by	Principal Occupation(s)	Other Directorships
and Age	Time Served[2]	Trustee	During Past Five Years	Held by Trustee[4]
INTERESTED TRUSTEES[3]:

Mario J. Gabelli Trustee and Chief Investment Officer Age: 68	Since 2006**	26	Chairman and Chief Executive Officer of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications)

Edward T. Tokar Trustee Age: 63	Since 2006***	2	Senior Managing Director of Beacon Trust Company since 2004; Chief Executive Officer of Allied Capital Management LLC (1997-2004); Vice President – Investments of Honeywell International Inc. (1977-2004); Director of Teton Advisors, Inc. (financial services) (2008-present)	Director of CH Energy Group (energy services); Trustee of Levco Series Trust Mutual Funds through 2005; Director of DB Hedge Strategies Fund through March 2007; Director of Topiary Fund for Benefit Plan Investors Fund (BPI) LLC through December 2007

INDEPENDENT TRUSTEES[5]:

Anthony J. Colavita Trustee Age: 75	Since 2006***	34	President of the law firm of Anthony J. Colavita, P.C.	—

James P. Conn Trustee Age: 72	Since 2006*	18	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008 and LaQuinta Corp. (hotels) through January 2006

Clarence A. Davis Trustee Age: 69	Since 2006*	2	Former Chief Executive Officer of Nestor, Inc. (2007-2009); Former Chief Operating Officer (2000-2005) and Chief Financial Officer (1999-2000) of the American Institute of Certified Public Accountants	Director of Oneida Ltd. (kitchenware); (2005-2006) Director of Telephone & Data Systems, Inc. (telephone services); Director of Pennichuck Corp. (water supply); Director of Sonesta International Hotels Corp. (hotels); (2005-2006)

Mario d’Urso Trustee Age: 70	Since 2006**	5	Chairman of Mittel Capital Markets S.p.A. (2001-2008); Senator in the Italian Parliament (1996-2001)	—

Arthur V. Ferrara Trustee Age: 80	Since 2006*	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—

Michael J. Melarkey Trustee Age: 61	Since 2006**	5	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie	Director of Southwest Gas Corporation (natural gas utility)

Salvatore J. Zizza Trustee Age: 65	Since 2006***	28	Chairman and Chief Executive Officer of Zizza & Co., Ltd. (private holding company) and Chief Executive Officer of General Employment Enterprises, Inc.	Director of Harbor BioSciences, Inc. (biotechnology); and Trans-Lux Corporation (business services); Chairman of each of BAM (manufacturing); Metropolitan Paper Recycling (recycling); Bergen Cove Realty Inc. (real estate); Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009

THE GABELLI GLOBAL DEAL FUND
ADDITIONAL FUND INFORMATION (Continued) (Unaudited)

Term of
Name, Position(s)	Office and
Address[1]	Length of	Principal Occupation(s)
and Age	Time Served[2]	During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 59	Since 2006	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988 and an officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008 to 2010; President of Teton Advisors, Inc. 1998 through 2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Carter W. Austin Vice President Age: 44	Since 2006	Vice President of other closed-end funds within the Gabelli Funds complex; Vice President of Gabelli Funds, LLC since 1996

Laurissa M. Martire Vice President Age: 34	Since 2010	Vice President of other closed-end funds within the Gabelli Funds complex

Agnes Mullady Treasurer and Secretary Age: 52	Since 2006	Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

David I. Schachter Vice President Age: 57	Since 2006	Vice President of The Gabelli Utility Trust since 1999; The Gabelli Global Utility & Income Trust since 2004; The Gabelli Healthcare & WellnessRx Trust since 2007; Vice President of Gabelli & Company, Inc. since 1999

Peter D. Goldstein Chief Compliance Officer Age: 57	Since 2006	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.

[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:

* – Term expires at the Fund’s 2011 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

** – Term expires at the Fund’s 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

*** – Term expires at the Fund’s 2013 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered an “interested person” of the Fund because of his affiliation with the Investment Adviser and with Gabelli & Company, Inc., which is a principal underwriter for the Fund’s common shares and is expected to execute portfolio transactions for the Fund. Mr. Tokar is considered an “interested person” of the Fund as a result of his son’s employment by an affiliate of the Adviser.

[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Trustees who are not interested persons are considered “Independent” Trustees.
Certifications
     The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 14, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the Securities and Exchange Commission on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI GLOBAL DEAL FUND
INCOME TAX INFORMATION (Unaudited)
December 31, 2010
Cash Dividends and Distributions

			Total Amount	Ordinary		Dividend
	Payable	Record	Paid	Investment	Return of	Reinvestment
	Date	Date	Per Share	Income (a)	Capital (b)	Price
Common Shares
	03/24/10	03/17/10	$0.32000	$0.00591	$0.31409	$14,2367
	06/23/10	06/16/10	0.32000	$0.00591	$0.31409	13.4706
	09/23/10	09/16/10	0.32000	$0.00591	$0.31409	13.9794
	12/17/10	12/14/10	0.32000	$0.00591	$0.31409	13.3705

			$1.28000	$0.02364	$1.25636
8.500% Series A Cumulative Preferred Shares
	03/24/10	03/19/10	$1.06250	$1.06250	—
	06/28/10	06/21/10	1.06250	1.06250	—
	09/27/10	09/20/10	1.06250	1.06250	—
	12/27/10	12/17/10	1.06250	1.06250	—

			$4.25000	$4.25000	—
     A Form 1099-DIV has been mailed to all shareholders of record for the distributions mentioned above, setting forth specific amounts to be included in the 2010 tax returns. Ordinary income distributions include net investment income and realized net short-term capital gains, if any. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV. There were no long-term gain distributions for the year ended December 31, 2010.
Corporate Dividends Received Deductions, Qualified Dividend Income, and U.S. Government Securities Income
     The Fund paid to common shareholders ordinary income dividends of $0.02364 per share in 2010. For the year ended December 31, 2010, 9.67% of the ordinary dividend qualified for the dividends received deduction available to corporations, and 20.61% of the ordinary income distribution was qualified dividend income and 0.00% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2010 derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2010. The percentage of U.S. Treasury securities held as of December 31, 2010 was 27.56%.
Historical Distribution Summary

		Short-Term	Long-Term
	Investment	Capital	Capital	Return of	Total	Adjustment to
	Income (a)	Gains (a)	Gains	Capital (b)	Distributions	Cost Basis
Common Shares
2010	—	$0.02364	—	$1.25636	$1.28000	$1.25636
2009	—	—	—	1.28000	1.28000	1.28000
2008	$0.25080	0.42760	—	0.92160	1.60000	0.92160
2007	0.29820	0.90180	—	—	1.20000	—
8.500% Series A Cumulative Preferred Shares
2010	—	$4.25000	—	—	$4.25000	—
2009	—	0.51628	—	$3.20247	3.71875	$3.20247

(a)	Taxable as ordinary income for Federal tax purposes.

(b)	Non-taxable.
     All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
The Annual Meeting of The Gabelli Global Deal Fund’s shareholders will be held on Monday, May 16, 2011 at the Greenwich Library in Greenwich, Connecticut.

THE GABELLI GLOBAL DEAL FUND
ANNUAL APPROVAL OF CONTINUANCE OF INVESTMENT ADVISORY AGREEMENT
During the six months ended December 31, 2010, the Board of Trustees of the Trust approved the continuation of the investment advisory agreement with the Adviser for the Trust on the basis of the recommendation by the trustees (the “Independent Board Members”) who are not “interested persons” of the Trust. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.
Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio management team, the team leader, the depth of the analyst pool available to the Adviser and the portfolio team, and the scope of services provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio team, including the merger arbitrage area.
Investment Performance. The Independent Board Members reviewed the information regarding the investment performance of the Fund since inception in comparison with a group of global closed-end funds and a group of open-end funds employing similar portfolio strategies. The Independent Board Members noted that the Fund’s performance in comparison with the closed-end fund peer group was below average for the one year period, average for the two year period, and in the top quartile for the three year period. However, they also noted that the closed-end fund peer group comparison was of limited usefulness as the peer group did not contain any other funds engaged primarily in arbitrage transaction activities. The Independent Board Members noted that the Fund’s performance in comparison with the open-end fund peer group over the same periods was average.
Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser and also noted that the fulcrum fee was designed so that the Adviser would likely experience higher than average profitability if the Fund substantially outperformed the T-Bill Index and that the performance to date has resulted in fee rates that have varied from the lowest fee under the formula to the highest.
Economies of Scale. The Independent Board Members noted that meaningful economies of scale could not occur in the absence of secondary offerings.
Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee for the Fund did not take into account any potential economies of scale that might develop.
Service and Cost Comparisons. The Independent Board Members reviewed the Fund’s expense ratios and found them to be above average within the closed-end peer group. They also compared the structure of the investment management fee with the fees for other funds managed by the Adviser and considered fees charged by an affiliated adviser for advisory services to an unregistered arbitrage fund and for sub-advisory services to another registered arbitrage fund.
Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and satisfactory performance. The Independent Board Members determined that the reference index chosen for the fulcrum fee structure was appropriate inasmuch as arbitrage performance is often measured against risk free returns, that the rate of profit sharing built into the formula was fair, that the maximum fee was not unreasonable (particularly in light of the requirement of earning the higher returns necessary for higher fee levels net of the higher fees) and that the one year measuring period was sufficient and consistent with the short-term nature of the Fund’s investment program. The Independent Board Members also concluded that the fee was structured in a favorable manner to investors in relation to the performance of the Fund and in relation to other arbitrage funds of which they were aware. The Board concluded that the profitability of the Fund to the Adviser was reasonable in view of the performance necessary to achieve any particular level of profitability and potential economies of scale and potential additional profit to the Adviser and its affiliates from portfolio execution services were not a significant factor in their thinking. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend approval of the Advisory Agreement to the full Board.

TRUSTEES AND OFFICERS
THE GABELLI GLOBAL DEAL FUND
One Corporate Center, Rye, NY 10580-1422
Trustees
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer, GAMCO Investors, Inc.
Anthony J. Colavita
President,
Anthony J. Colavita, P.C.
James P. Conn
Former Managing Director & Chief Investment Officer,
Financial Security Assurance Holdings Ltd.
Clarence A. Davis
Former Chief Executive Officer, Nestor, Inc.
Mario d’Urso
Former Italian Senator
Arthur V. Ferrara
Former Chairman & Chief Executive Officer, Guardian Life Insurance Company of America
Michael J. Melarkey
Attorney-at-Law,
Avansino, Melarkey, Knobel & Mulligan
Edward T. Tokar
Senior Managing Director, Beacon Trust Company
Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.
Officers
Bruce N. Alpert
President
Carter W. Austin
Vice President
Peter D. Goldstein
Chief Compliance Officer
Agnes Mullady
Treasurer & Secretary
Laurissa M. Martire
Vice President & Ombudsman
David I. Schachter
Vice President
Investment Adviser
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian
The Bank of New York Mellon
Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Transfer Agent and Registrar
American Stock Transfer and Trust Company
Stock Exchange Listing

		8.50%
	Common	Preferred
NYSE-Symbol:	GDL	GDL PrA
Shares Outstanding:	21,167,710	1,920,242
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.
The NASDAQ symbol for the Net Asset Value is “XGDLX.”
For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI GLOBAL DEAL FUND

One Corporate Center, Rye, NY 10580-1422

Phone: 800-GABELLI (800-422-3554)
Fax: 914-921-5118 Internet: www.gabelli.com
e-mail: closedend@gabelli.com

GDL Q4/2010

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $28,000 for 2009 and $20,000 for 2010.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2009 and $0 for 2010.

Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,300 for 2009 and $3,100 for 2010. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax return.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2009 and $0 for 2010.
(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent auditors’ engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b) N/A
(c) 0%
(d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $4,300 for 2009 and $8,100 for 2010.
(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants.
The registrant has a separately designated audit committee consisting of the following members: Anthony J. Colavita, Clarence Davis and Salvatore J. Zizza.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment
Companies.
The Proxy Voting Policies are attached herewith.

The Voting of Proxies on Behalf of Clients
     Rules 204(4)-2 and 204-2 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.
     These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli Securities, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).
I. Proxy Voting Committee
     The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.
     Meetings are held as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.
     In general, the Director of Proxy Voting Services, using the Proxy Guidelines, recommendations of Institutional Shareholder Corporate Governance Service (“ISS”), other third-party services and the analysts of Gabelli & Company, Inc., will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.
     All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the

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recommendations of ISS or other third party services and the analysts of Gabelli & Company, Inc., will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.
A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines, as well as the recommendations of ISS, other third-party services and the analysts of Gabelli & Company, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, any relevant third party research, a summary of any views provided by the Chief Investment Officer and any recommendations by Gabelli & Company, Inc. analysts. The Chief Investment Officer or the Gabelli & Company, Inc. analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel will

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provide an opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of Advisers may diverge, counsel will so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel will provide an opinion concerning the likely risks and merits of such an appraisal action.
     Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.
     Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. Written minutes of all Proxy Voting Committee meetings will be maintained. The Advisers subscribe to ISS, which supplies current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues.
     If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter will be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.
II. Social Issues and Other Client Guidelines
     If a client has provided special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers will abstain with respect to those shares.
III. Client Retention of Voting Rights
     If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.
•	Operations

•	Legal Department

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•	Proxy Department

•	Investment professional assigned to the account
     In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information including recommendations of ISS or other third-party services.
IV. Voting Records
     The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how an account voted its proxies upon request.
     A letter is sent to the custodians for all clients for which the Advisers have voting responsibility instructing them to forward all proxy materials to:
[Adviser name]
Attn: Proxy Voting Department
One Corporate Center
Rye, New York 10580-1433
The sales assistant sends the letters to the custodians along with the trading/DTC instructions. Proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.
V. Voting Procedures
1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.
Proxies are received in one of two forms:
•	Shareholder Vote Authorization Forms (“VAFs”) — Issued by Broadridge Financial Solutions, Inc. (“Broadridge”) VAFs must be voted through the issuing institution causing a time lag. Broadridge is an outside service contracted by the various institutions to issue proxy materials.
•	Proxy cards which may be voted directly.
2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system according to security.
3. In the case of a discrepancy such as an incorrect number of shares, an improperly signed or dated card, wrong class of security, etc., the issuing custodian is notified by phone. A corrected proxy is requested. Any arrangements are made to insure that a

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proper proxy is received in time to be voted (overnight delivery, fax, etc.). When securities are out on loan on record date, the custodian is requested to supply written verification.
4. Upon receipt of instructions from the proxy committee (see Administrative), the votes are cast and recorded for each account on an individual basis.
Records have been maintained on the Proxy Edge system. The system is backed up regularly.
Proxy Edge records include:
          Security Name and Cusip Number
          Date and Type of Meeting (Annual, Special, Contest)
          Client Name
          Adviser or Fund Account Number
          Directors’ Recommendation
          How GAMCO voted for the client on each issue
5. VAFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.
6. Shareholder Vote Authorization Forms issued by Broadridge are always sent directly to a specific individual at Broadridge.
7. If a proxy card or VAF is received too late to be voted in the conventional matter, every attempt is made to vote on one of the following manners:
•	VAFs can be faxed to Broadridge up until the time of the meeting. This is followed up by mailing the original form.
•	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed.
8. In the case of a proxy contest, records are maintained for each opposing entity.
9. Voting in Person
a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:
•	Banks and brokerage firms using the services at Broadridge:
     The back of the VAF is stamped indicating that we wish to vote in person. The forms are then sent overnight to Broadridge. Broadridge issues individual legal proxies and

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sends them back via overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.
•	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.
All legal proxies should appoint:
“Representative of [Adviser name] with full power of substitution.”
b) The legal proxies are given to the person attending the meeting along with the following supplemental material:
•	A limited Power of Attorney appointing the attendee an Adviser representative.
•	A list of all shares being voted by custodian only. Client names and account numbers are not included. This list must be presented, along with the proxies, to the Inspectors of Elections and/or tabulator at least one-half hour prior to the scheduled start of the meeting. The tabulator must “qualify” the votes (i.e. determine if the vote have previously been cast, if the votes have been rescinded, etc. vote have previously been cast, etc.).
•	A sample ERISA and Individual contract.
•	A sample of the annual authorization to vote proxies form.
•	A copy of our most recent Schedule 13D filing (if applicable).

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Appendix A
Proxy Guidelines
PROXY VOTING GUIDELINES
GENERAL POLICY STATEMENT
It is the policy of GAMCO Investors, Inc. to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.
At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.
We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

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BOARD OF DIRECTORS
The advisers do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.
Factors taken into consideration include:
•	Historical responsiveness to shareholders
This may include such areas as:
•Paying greenmail
•Failure to adopt shareholder resolutions receiving a majority of shareholder votes
•	Qualifications
•	Nominating committee in place
•	Number of outside directors on the board
•	Attendance at meetings
•	Overall performance
SELECTION OF AUDITORS
In general, we support the Board of Directors’ recommendation for auditors.
BLANK CHECK PREFERRED STOCK
We oppose the issuance of blank check preferred stock.
Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.
CLASSIFIED BOARD
A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.
While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look

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at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.
Where a classified board is in place we will generally not support attempts to change to an annually elected board.
When an annually elected board is in place, we generally will not support attempts to classify the board.
INCREASE AUTHORIZED COMMON STOCK
The request to increase the amount of outstanding shares is considered on a case-by-case basis.
Factors taken into consideration include:
•	Future use of additional shares
•Stock split
•Stock option or other executive compensation plan
•Finance growth of company/strengthen balance sheet
•Aid in restructuring
•Improve credit rating
•Implement a poison pill or other takeover defense
•	Amount of stock currently authorized but not yet issued or reserved for stock option plans
•	Amount of additional stock to be authorized and its dilutive effect
We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.
CONFIDENTIAL BALLOT
We support the idea that a shareholder’s identity and vote should be treated with confidentiality.
However, we look at this issue on a case-by-case basis.
In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

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CUMULATIVE VOTING
In general, we support cumulative voting.
Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.
Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.
Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.
DIRECTOR LIABILITY AND INDEMNIFICATION
We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.
EQUAL ACCESS TO THE PROXY
The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.
FAIR PRICE PROVISIONS
Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

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We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.
Reviewed on a case-by-case basis.
GOLDEN PARACHUTES
Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.
We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.
Note: Congress has imposed a tax on any parachute that is more than three times the executive’s average annual compensation.
ANTI-GREENMAIL PROPOSALS
We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.
LIMIT SHAREHOLDERS’ RIGHTS TO CALL SPECIAL MEETINGS
We support the right of shareholders to call a special meeting.
CONSIDERATION OF NONFINANCIAL EFFECTS OF A MERGER
This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

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As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.
Reviewed on a case-by-case basis.
MERGERS, BUYOUTS, SPIN-OFFS, RESTRUCTURINGS
Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.
MILITARY ISSUES
Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.
NORTHERN IRELAND
Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.
In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

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OPT OUT OF STATE ANTI-TAKEOVER LAW
This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.
We consider this on a case-by-case basis. Our decision will be based on the following:
•	State of Incorporation
•	Management history of responsiveness to shareholders
•	Other mitigating factors
POISON PILL
In general, we do not endorse poison pills.
In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.
REINCORPORATION
Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.
STOCK OPTION PLANS
Stock option plans are an excellent way to attract, hold and motivate directors and employees. However, each stock option plan must be evaluated on its own merits, taking into consideration the following:
•	Dilution of voting power or earnings per share by more than 10%
•	Kind of stock to be awarded, to whom, when and how much
•	Method of payment

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•	Amount of stock already authorized but not yet issued under existing stock option plans
SUPERMAJORITY VOTE REQUIREMENTS
Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.
LIMIT SHAREHOLDERS RIGHT TO ACT BY WRITTEN CONSENT
Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.
Reviewed on a case-by-case basis.

14

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
PORTFOLIO MANAGER
Mr. Mario J. Gabelli, CFA, is primarily responsible for the day-to-day management of The Gabelli Global Deal Fund, (the Fund). Mr. Gabelli has served as Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and its affiliates since their organization.
MANAGEMENT OF OTHER ACCOUNTS
The table below shows the number of other accounts managed by Mario J. Gabelli and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2010. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

					Total Assets in
				No. of Accounts	Accounts where
Name of Portfolio		Total		where Advisory Fee	Advisory Fee is
Manager or	Type of	No. of Accounts		is Based on	Based on
Team Member	Accounts	Managed	Total Assets	Performance	Performance
1. Mario J. Gabelli	Registered Investment Companies:	26	17.0B	8	4.1B

	Other Pooled Investment Vehicles:	16	478.4M	14	470.6M

	Other Accounts:	1,702	14.4B	9	1.9B
POTENTIAL CONFLICTS OF INTEREST
As reflected above, Mr. Gabelli manages accounts in addition to the Fund. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:
ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, Mr. Gabelli manages multiple accounts. As a result, he will not be able to devote all of his time to management of the Fund. Mr. Gabelli, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote all of his attention to the management of only the Fund.
ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, Mr. Gabelli manages managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the he identifies an investment opportunity that may be suitable for multiple accounts, a Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event Mr. Gabelli determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.
SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s position with the Distributor and his indirect majority ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for a Fund.
PURSUIT OF DIFFERING STRATEGIES. At times, Mr. Gabelli may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, he may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.
VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to Mr. Gabelli differ among the accounts that he manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which he has an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if Mr. Gabelli manages accounts which have performance fee arrangements, certain portions of his compensation will depend on the achievement of performance milestones on those accounts. Mr. Gabelli could be incented to afford preferential treatment to those accounts and thereby by subject to a potential conflict of interest.
The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.
COMPENSATION STRUCTURE FOR MARIO J. GABELLI
Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Fund. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.
OWNERSHIP OF SHARES IN THE FUND
Mario J. Gabelli owned over $1,000,000 shares of the Fund as of December 31, 2010.
(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May Yet
	Shares (or Units)	(b) Average Price Paid	Publicly Announced Plans	Be Purchased Under the Plans
Period	Purchased	per Share (or Unit)	or Programs	or Programs
Month #1 07/01/10	Common — N/A	Common — N/A	Common — N/A	Common — 21,177,810
through 07/31/10	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — 1,920,242

Month #2 08/01/10	Common — N/A	Common — N/A	Common — N/A	Common — 21,177,810
through 08/31/10	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — 1,920,242

Month #3 09/01/10	Common — N/A	Common — N/A	Common — N/A	Common — 21,177,810
through 09/30/10	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — 1,920,242

Month #4 10/01/10	Common — N/A	Common — N/A	Common — N/A	Common — 21,177,810
through 10/31/10	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — 1,920,242

Month #5 11/01/10	Common — N/A	Common — N/A	Common — N/A	Common — 21,177,810
through 11/30/10	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — 1,920,242

Month #6 12/01/10	Common — N/A	Common — N/A	Common — N/A	Common — 21,177,810
through 12/31/10	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — 1,920,242

Total	Common — N/A	Common — N/A	Common — N/A	N/A
	Preferred Series A — N/A	Preferred Series A — N/A	Preferred Series A — N/A
Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:
a.	The date each plan or program was announced — The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved — Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares.
Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $50.00.

c.	The expiration date (if any) of each plan or program — The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table — The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. — The Fund’s repurchase plans are ongoing.
Item 10. Submission of Matters to a Vote of Security Holders.
On December 3, 2010, the Board of Trustees of The Gabelli Global Deal Fund (the “Fund”) amended and restated in its entirety the bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws were deemed effective December 3, 2010.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Global Deal Fund
By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/9/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 3/9/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer
Date 3/9/11

*	Print the name and title of each signing officer under his or her signature.